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                                                                        EX 99.18


                                 AMENDMENT NO. 1
                TO THE SELLERS WARRANTIES AND SERVICING AGREEMENT

                  This is Amendment No. 1 (the "Amendment No. 1"), dated as April 25, 2002 (the "Amendment Date"), by and between Lehman Capital, A Division of Lehman Brothers Holdings, Inc., (the "Purchaser"), and Commercial Federal Mortgage Corporation, (the "Seller") to that certain Sellers Warranties and Servicing Agreement dated as of September 1, 2001 by and between the Seller and the Purchaser (the "Existing Servicing Agreement", as amended by this Amendment 1, the "Servicing Agreement").

                               W I T N E S S E T H

                  WHEREAS, the Seller and the Purchaser have agreed, subject to the terms and conditions of this Amendment No. 1 that the Existing Servicing Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Servicing Agreement.

                  Accordingly, the Seller and the Purchaser hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Servicing Agreement is hereby amended as follows:

1. Article I of the Existing Servicing Agreement is hereby amended by deleting the existing definition of Qualified Depository in its entirety and replacing it with the following:

                  "Qualified Depository: A depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the debt obligations of which are rated AA or better by Standard & Poor's Corporation; provided that with respect to funds relating to Mortgage Loans which have sold to a third party in a Whole Loan Transfer, the Seller may be a "Qualified Depository"."

2. Effective Date. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

         (a) On the Amendment Effective Date, the Purchaser shall have received the following, each of which shall be satisfactory to the Purchaser:

                  (i) this Amendment, executed and delivered by a duly authorized officer of the Seller and the Purchaser;

                  (ii) such other documents as the Purchaser or counsel to the Purchaser may reasonably request.

         (b) On the Amendment Effective Date, (i) the Seller shall be in compliance with all the representations and warranties set forth in Section 3.01 of the Servicing Agreement, as amended by this Amendment No. 1, on its part to be observed or performed, (ii) no default shall have occurred and be continuing on such date.





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3.       Except as expressly amended and modified by this Amendment, the
         Existing Servicing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

4. This Amendment No. 1 shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

5. This Amendment No. 1 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

6. This Amendment No. 1 shall inure to the benefit of and be binding upon the Purchaser and the Sellers under the Existing Servicing Agreement, and their respective successors and permitted assigns.






                     [Signatures Commence on Following Page]


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                  IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                            LEHMAN CAPITAL, A DIVISION OF LEHMAN
                                            BROTHERS HOLDINGS, INC.
                                            Purchaser

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________



                                            COMMERCIAL FEDERAL MORTGAGE
                                            CORPORATION
                                            Seller

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________